                                                                 EXHIBIT 10.35.1

                           FIRST AMENDMENT TO SUBLEASE

THIS FIRST AMENDMENT TO SUBLEASE ("Amendment") is entered into as of this 1st day of September 2002, by and between WFS FINANCIAL INC., ("SUBLESSOR"), and WFS RECEIVABLE CORPORATION, WFS RECEIVABLES CORPORATION 2, WFS FINANCIAL AUTO LOANS, INC., WFS FINANCIAL AUTO LOANS 2, INC., WESTERN AUTO INVESTMENTS, INC., AND WFS FUNDING, INC., (EACH INDIVIDUALLY KNOWN AS THE "SUBLESSEE" AND COLLECTIVELY KNOWN AS THE "SUBLESSEES") and hereby amends the Sublease between Sublessor and Sublesees dated June 1, 2002. Sublessor and Sublessees hereby agree to the following:

                A. PARTIES: The Sublease shall be amended to include WFS Receivables Corporation 3, as an additional Sublessee.

                B. RENT: Effective September 1, 2002, Exhibit "A" shall be replaced by Exhibit "A-1", attached hereto.

                C. SECURITY DEPOSIT: Effective September 1, 2002, the first sentence of Section 7 shall be amended to read: "Sublessees shall each deposit One Hundred Twenty Six and 17/100 Dollars ($126.17) as security for Sublessess' faithful performance of Sublessees' obligations hereunder ("Security Deposit")."

                D. NOTICES: Section 15 shall be amended to include:

                            To Sublessee:    WFS Receivables Corporation 3
                                             Attn: John Coluccio
                                             444 E. Warm Springs Rd., Suite 116
                                             Las Vegas, NV 89119

Except as modified by this First Amendment to Sublease, the Sublease shall remain in full force and affect. This First Amendment to Sublease and the Sublease embodies the entire agreement between the parties relating to the subject matter contained herein.


SUBLESSOR: WFS Financial Inc             SUBLESSEE: WFS Receivables Corporation

By:                                      By:
   ----------------------------------       ------------------------------------
       Jon Kidwell                              John Coluccio
Title: Corporate Real Estate, Manager    Title: President

By:                                      By:
   ----------------------------------       ------------------------------------
        Lee Whatcott                            Keith Ford
Title:  CFO                              Title: Assistant Vice President

Date:                                    Date:
     --------------------------------         ----------------------------------

SUBLESSEE: WFS Receivables Corporation 2 SUBLESSEE: WFS Financial Auto Loans

By:                                      By:
   ----------------------------------       ------------------------------------
       John Coluccio                            John Coluccio
Title: President                         Title: President

By:                                      By:
   ----------------------------------       ------------------------------------
       Keith Ford                               Keith Ford
Title: Assistant Vice President          Title: Assistant Vice President

Date:                                    Date:
     --------------------------------         ----------------------------------

SUBLESSEE: WFS Financial                 SUBLESSEE: Western Auto
           Auto Loans 2 Inc              Investments, Inc.

By:                                      By:
   ----------------------------------       ------------------------------------
       John Coluccio                            John Coluccio
Title: President                         Title: President

By:                                      By:
   ----------------------------------       ------------------------------------
       Keith Ford                               Keith Ford
Title: Assistant Vice President          Title: Assistant Vice President

Date:                                    Date:
     --------------------------------         ----------------------------------

SUBLESSOR: WFS Financial Inc `           SUBLESSEE: WFS Receivables Corporation

By:                                      By:
   ----------------------------------       ------------------------------------
       John Coluccio                            John Coluccio
Title: President                         Title: President

By:                                      By:
   ----------------------------------       ------------------------------------
       Keith Ford                               Keith Ford
Title: Assistant Vice President          Title: Assistant Vice President

Date:                                    Date:
     --------------------------------         ----------------------------------

                            EXHIBIT "A-1" TO SUBLEASE
                                  RENT SCHEDULE

Each of the Seven (7) Sublessees shall pay one seventh (.1429%) of the Minimum Rent and Operating Costs in accordance with Sections 6.1, 6.2 and the Rent
Schedule indicated below.

RENT SCHEDULE

Period                              Minimum Rent            Amount due from each Sublessee
------                              --------------------    ------------------------------
Sept. 1, 2002 -- April 30, 2004     $883.20    per month         $126.17   per month
May 1, 2004 -- April 30, 2005       $909.72    per month         $129.96   per month
May 1, 2005 -- April 30, 2006       $936.99    per month         $133.86   per month
May 1, 2006 -- April 30, 2007       $965.10    per month         $137.87   per month
May 1, 2007 -- April 30, 2008       $994.05    per month         $142.01   per month
May 1, 2008 -- April 30, 2009       $1,023.90  per month         $146.27   per month
May 1, 2009 -- April 30, 2010       $1,054.59  per month         $150.66   per month
May 1, 2010 -- April 30, 2011       $1,086.20  per month         $155.17   per month
May 1, 2011 -- April 30, 2012       $1,118.82  per month         $159.83   per month

OPERATING COSTS

Sublessees prorata share of the Operating Cost due under the Sublease is Eight and Forty Three Hundredths percent (8.43%). Each Sublessee shall pay one Seventh percent (.1429%) of the total amounts due. The initial Operated Cost for the Sublease is $160.00 per month therefore each Sublessee shall pay $22.86 per month. The Operating Cost is subject to adjustments in accordance with Section
6.2 of the Sublease.



                                      -3-